                                  CERTIFICATION

         I, David R. Schroder, certify that:

     1. I have  reviewed  this  quarterly  report on Form  10-Q of MACC  Private
Equities Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or  omit to sate a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

          a) Designed such disclosure  controls and  procedures,  or caused such disclosure controls or procedures to be designed under our supervision,  to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

          b) Designed such internal control over financial reporting,  or caused such internal  control over  financial  reporting to be designed  under our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

          c) Evaluated the effectiveness of the registrant's disclosure controls and  procedures  and  presented  in this report our  conclusions  about the effectiveness  of the controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

          d)  Disclosed in this report any change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial  reporting,  to the  registrant's  auditors  and the audit  committee of  registrant's  board of directors (or persons performing the equivalent functions):

     a) all  significant  deficiencies  in the design or  operation  of internal control over financial reporting which are reasonably likely to adversely affect the  registrant's  ability to record,  process,  summarize and report  financial information; and

     b) any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: May 11, 2006

           /s/David R. Schroder
         ------------------------------
         David R. Schroder
         President
         (principal executive officer)